Subsequent and relevant events	12 Months Ended
Dec. 31, 2025
Subsequent and relevant events
Subsequent and relevant events

34.Subsequent and relevant events

●Tax effects of Decree 1474 of 2025

The Company reports that Decree1474 of 2025 established the Special Tax for Fiscal Stability, which levies a one percent (1%) tax on the first sale or export of crude oil extracted in the country.

Through Press Release No. 01 dated January 29, 2026, the Constitutional Court (Colombia) announced its decision to provisionally suspend the legal effects of the Economic Emergency Decrees, including Decree 1474 of 2025.

On February 3, 2026, Ecopetrol S.A. was notified of Official Letter No. 142 (Reference No. 100153156-158), through which the Colombian Tax Authority (DIAN) stated that the Special Tax for Fiscal Stability accrued between January 1 and January 29, 2026 was validly generated while Decree 1474 of 2025 was in force and, consequently, must be paid by Ecopetrol S.A. in accordance with the applicable statutory due date.

Additionally, DIAN stated that the decree is currently suspended by decision of the Honorable Constitutional Court (Colombia); therefore, DIAN is granting full legal effect to the Constitutional Court’s decision referenced above.

As a result, Ecopetrol S.A. will not recognize the Special Tax for Fiscal Stability on crude oil sale transactions (first sale) or crude oil exports carried out as of January 30, 2026, and until a final ruling is issued regarding the constitutionality of the State of Emergency.

It is clarified that, during fiscal year 2025, the Company did not experience any effects arising from the application of Decree 1474 of 2025.

●Settlement of crude oil invoices through refinery shares

At the ordinary meeting held on September 25, 2025, the Board of Directors of Ecopetrol S.A. unanimously approved the authorization of the capitalization of Refinería de Cartagena S.A.S for an amount of up to USD 800 million (USD 800 million). The transaction will be carried out through the issuance of shares by the Cartagena Refinery, which will be delivered to Ecopetrol as consideration for the crude oil supplied, within the framework of the crude oil sales agreement currently in force between the companies.

The execution of the transaction took place between January and February           2026, once approved by the General Shareholders’ Meeting of the Cartagena Refinery. The transaction will be recognized in financial statements based on the date on which such approval is granted.

●Regulatory update effects in Ecuador

According to the regulatory update issued by the Government of Ecuador, the tariff for crude oil transportation through the Transecuadorian Pipeline System (SOTE) increases from USD 3 to USD 30 per barrel as of January 23, 2026. This measure represents a 900% increase in the cost applied to foreign users, including crude oil transported from Colombia.

Based on the foregoing, a significant increase in transportation costs is expected for 2026, proportional to the new tariff established by Ecuador’s Agency for the Regulation and Control of Hydrocarbons.

●Ecopetrol and Frontera Energy sign a strategic regasification agreement

On March 17, 2026, Ecopetrol and Frontera Energy announced the execution of a strategic agreement for regasification services. The agreement is intended to support the timely and reliable supply of natural gas to Colombia beginning in the third quarter of 2026. The project’s initial phase provides for early capacity of 126 mmcfpd in 2026, followed by a phased expansion to up to 370 mmcfpd by 2028. This incremental capacity is expected to strengthen Colombia’s medium-term natural gas supply and enhance the reliability of the national energy system.

●Unwinding of cross-holdings in IE Madeira and IE Maranhuns

On March 19, 2026, ISA Energía Brasil S.A., informs that it has entered into a share purchase agreement with “Centrais Elétricas Brasileiras S.A.” (“Axia Energia”) to unwind the cross-holdings in Interligação Elétrica do Madeira S.A. (“IE Madeira”) and Interligação Elétrica Garanhuns S.A., through:

o	Acquisition of the equity interests held by Axia Energia and Axia Nordeste in IE Madeira, totaling 49% of such subsidiary; and
o	Sale of the Company’s 51% equity interest in IE Garanhuns to Axia Nordeste.

Within the scope of the cross-shareholding unwinding, the Company shall pay a cash consideration of BRL $1,174 billion (December 2025 base date), subject to the price adjustment provisions set forth in the share purchase agreement.

Closing of the transaction is subject to the satisfaction of customary conditions precedent for transactions of this nature, including the applicable approvals/clearances from the Brazilian Electricity Regulatory Agency (“ANEEL”), the Brazilian antitrust authority (“CADE”), and the required consents from certain creditors.

●Ecopetrol Óleo e Gas do Brasil

On December 30, 2025, the Company obtained approval for a total fundraising of $751 (USD $200 million dollars) through Credit Notes with Banco Santander, to be disbursed in 6 installments in 2026. The payment due date is November 26, 2026, with an annual interest rate of 5.41%.

Between February 21 and March 25, 2026, $143 (USD 38 million dollars) was received.

●	Ordinary dividends for the fiscal year ended December 31, 2025

In the General Assembly of Shareholders held on March 27, 2026, a distribution of ordinary dividends for the fiscal year ended December 31, 2025, was approved as follows: COP 4,975 billion, or COP 121 per share, based on the number of outstanding shares as of December 31, 2025. The total dividends approved correspond to an ordinary dividend pursuant to our current dividend policy. The payment is expected to be made no later than June 30, 2026 to all shareholders, taking into account the payment schedule of the balance of the Fuel Price Stabilization Fund (FEPC) corresponding to its 2025 accumulation.

●	Ecopetrol S.A. obtains authorization to carry out a debt management transaction of up to USD $1.25 billion

On April 1, 2026, Ecopetrol S.A., as part of its comprehensive debt management strategy, through Resolution No. 0666 dated April 1, 2026, the Ministry of Finance and Public Credit (“MHCP”) authorized the execution of a loan of up to USD $1.25 billion. The lenders participating in the loan are: Banco Bilbao Vizcaya Argentaria, S.A. New York Branch (USD $350 million), Bank of America, N.A. (USD $350 million), JP Morgan Chase Bank, N.A. (USD $350 million), and Bank of China Limited – Panama Branch (USD $200 million). The term of the loan will be five (5) years as from the execution date of the agreement, repayable in four (4) equal installments and bearing a floating interest rate indexed to the SOFR rate, under the terms previously agreed with the lenders.

This loan was authorized within the framework of a request submitted by Ecopetrol to execute an external public debt management. The transaction involves: (i) repayment of the USD $1.2 billion loan authorized by the MHCP under Resolution No. 0652 dated March 20, 2024, originally entered into for the acquisition of Ecopetrol’s ownership interest in Interconexión Eléctrica S.A. E.S.P; and (ii) repayment of USD $50 million of the outstanding balance of the USD $500 million loan authorized by the MHCP under Resolution No. 0910 dated April 25, 2025.

The MHCP has reviewed and authorized the terms of the loan agreement, which includes customary borrower events of default, such as failure to pay principal or interest, potential impairment of the borrower’s payment capacity, impairment of the integrity of its financial information, and breach of covenants. If any such event occurs, the lenders may demand early repayment of the debt, following the procedure set forth in the agreement. The agreement also provides Ecopetrol with the right to seek recourse against the lenders if they fail to disburse funds as required. The agreement is governed by the laws of the State of New York.

●	Ecopetrol enters into an Agreement to acquire an equity stake in Brava Energia S.A. a company domiciled in Brazil

On April 23, 2026, Ecopetrol S.A announces that entered into a Share Purchase Agreement with Jive, Yellowstone and Bloco Somah Printemps Quantum, which together constitute a group of significant shareholders holding approximately 26% of the outstanding common shares of the Brazilian company Brava Energia S.A., for the acquisition by Ecopetrol S.A., or one of its affiliates or subsidiaries within the Ecopetrol Group, of 120,813,490 shares of Brava, representing approximately 26% of Brava’s share capital.

Brava was incorporated in 2024 from the merger between 3R Petroleum Óleo e Gás S.A. and Enauta Participações S.A., two oil and gas companies operating in Brazil. Brava currently conducts crude oil and natural gas production activities in offshore and onshore fields across multiple basins in Brazil as well as participates in the midstream and downstream segments. As of December 2025, according to Brava’s public information, the Company reported EBITDA of USD $806 million, with an EBITDA margin of 39%. Brava is positioned as the second-largest independent company listed in the Brazilian market in terms of reserves and production.

The completion of this transaction is subject to certain customary conditions precedent, including, among others, approval by Brazil’s Administrative Council for Economic Defense, the grant of certain waivers and consents considering Brava’s financing instruments and relevant commercial agreements, as well as the purchase by Ecopetrol S.A., or one of its affiliates or subsidiaries within the Ecopetrol Group, of the number of shares required to achieve a 51% controlling stake of Brava’s voting share capital.

Therefore, Ecopetrol S.A., or one of its affiliates or subsidiaries within the Ecopetrol Group, plans to launch a Voluntary Tender Offer (Oferta Pública de Aquisição) on the B3 stock exchange in Brazil, at a price of R$23.00 per share, to acquire the additional number of Brava shares required to secure a 51% equity interest in the Company. This offer price represents a premium of approximately 27.8% over the Volume-Weighted Average Price of the Company’s shares during the 90 trading days immediately preceding the date of this announcement. The tender offer is addressed to all of Brava’s shareholders, ensuring equal treatment and conditions, and will be subject to applicable regulatory requirements and certain conditions precedent.

Ecopetrol S.A., or one of its affiliates or subsidiaries within the Ecopetrol Group expects to secure the funding required to consummate the transaction through a bridge loan, subject to the fulfillment of the applicable conditions precedent.

Upon completion of the transaction, the Ecopetrol Group would incorporate pro-rata 1P reserves based on its ownership interest from Brava’s total reported reserves of 459 million barrels of oil equivalent (MMboe) as of year-end 2025, under the Petroleum Resources Management System (PRMS) standard, through a diversified portfolio of offshore and onshore assets. In addition, the transaction would allow the immediate addition of pro-rata production from Brava’s average reported production of approximately 81 thousand barrels of oil equivalent per day (Mboed) in 2025, strengthening production sustainability and cash flow generation in a geography where the Ecopetrol Group already has an established presence. This transaction directly supports the objectives set forth in the Ecopetrol Group’s 2040 Strategy. Moreover, the transaction is aligned with the Ecopetrol Group’s capital discipline and, upon closing, is expected to contribute to metrics such as ROACE and EBITDA. Finally, this transaction would expand the Ecopetrol Group’s footprint in Brazil, diversifying its asset base in a high-growth region and strengthening its international portfolio.

Once the applicable conditions precedent and legal requirements for closing the transaction have been satisfied, Ecopetrol will disclose relevant information in accordance with the applicable legal and regulatory framework through this same channel and/or any other required means.

●	Moody’s Downgrades Ecopetrol’s Global Credit Rating to Ba2 and Affirms Its Stand-Alone Credit Profile at b1

On April23, 2026, the credit rating agency Moody’s Ratings downgraded the Company’s global credit rating from Ba1 to Ba2 and revised the outlook from stable to negative. In contrast, the agency affirmed Ecopetrol’s Baseline Credit Assessment (BCA), or stand-alone credit profile, at b1, highlighting the Company’s intrinsic strength.

According to Moody’s, the downgrade to Ba2 with a negative outlook is mainly driven by a less favorable view on the support from the Government of Colombia, stemming from an increased perception of potential government interference and reduced clarity regarding the timeliness and predictability of support mechanisms, particularly those related to the Fuel Price Stabilization Fund (FEPC). In this context, Moody’s also included considerations related to Ecopetrol’s corporate governance and its influence on the rating.

Additionally, Moody’s incorporated the possibility of higher refinancing risk associated to a potential material merger and acquisition transaction financed with short-term debt. Nevertheless, the agency highlighted that the Company has strong sources of liquidity that support its financial profile.

Moody’s reaffirmed Ecopetrol’s stand-alone credit profile (BCA) at b1, considering the Company’s solid business profile as Colombia’s leading integrated oil and gas company, supported by the diversification of its operations, moderate leverage levels, an adequate liquidity position, and its strategic role in ensuring the country’s energy supply.

●	Extraordinary Taxes Decreed Under Decree 173 of 2026

Decree 173 of 2026 introduced extraordinary tax measures in the context of the Economic, Social and Ecological Emergency declared by the Decree 0150 of 2026, including the temporary wealth tax applicable to legal entities for fiscal year 2026. The payment of this tax must be made during the months of April and May 2026.

Such measures are subject to automatic review by the Constitutional Court of Colombia, which will assess their constitutionality, while the tax is triggered by the possession of net equity as of March 1, 2026 and subject to specific rates, exclusions, and compliance obligations.

On February 11, 2026, the National Government issued Decree 1050 of 2026, declaring a new State of Economic, Social and Ecological Emergency. Pursuant to Decree 1050, the Government issued Decree 173 of 2026 introducing a temporary wealth tax applicable to Colombian legal entities and assimilated entities for fiscal year 2026. The tax takes effect upon publication and is triggered by the possession of net equity as of March 1, 2026. For extractive industries, the applicable rate is 1.6%. The tax includes specific exclusions and anti-avoidance rules and must be declared and paid in two installments during 2026.